Rule 497(e)

Registration Nos. 333-273052 and 811-23887

Roundhill ETF Trust

(the “Trust”)

Roundhill Uranium ETF

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information

Dated May 21, 2025

Notwithstanding anything to the contrary in the Fund’s statement of additional information, Roundhill Financial Inc., the advisor for the Fund (the “Advisor”), is implementing the following changes to the Fund, to be effective as of the date first set forth above:

1.	Notwithstanding anything to the contrary set forth in the Fund’s statement of additional information, the section entitled “Creation and Redemption of Creation Units—Placement of Creation or Redemption Orders” is hereby deleted in its entirety and replaced with the following:

Placement of Creation or Redemption Orders.  All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement and submitted as a “Future Dated Trade” between the hours of 4:00 pm Eastern Standard Time and 5:00 pm Eastern Standard Time. This is known as a “T-1 order window.” The Business Day on which an order to purchase or redeem Creation Units is properly submitted is referred to as the “Submission Date.” The Business Day immediately following the Submission Date is referred to as the “Transmittal Date.” Properly submitted orders will receive the Transmittal Date’s NAV per Creation Unit. An order to purchase or redeem Creation Units made in proper form but received by the Fund after 5:00 p.m. Eastern Standard Time will be rejected.

2.	Notwithstanding anything to the contrary set forth in the Fund’s statement of additional information, the first sentence of the section entitled “Creation and Redemption of Creation Units—Delivery of Redemption Proceeds” is hereby deleted in its entirety and replaced with the following:

Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within one Business Day of the Submission Date.

Please Keep this Supplement for Future Reference